SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                    FORM 8-K

                                  CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934




                                 July 23, 2004
___________________________________________________________________________
                         (Date of earliest event reported)



                         Peoples Community Bancorp, Inc.
___________________________________________________________________________
            (Exact name of registrant as specified in its charter)


 Maryland                           000-29949                    31-1686242
___________________________________________________________________________
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                       Identification No.)


6100 West Chester Road, West Chester, Ohio                      45069
___________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


                                 (513) 870-3530
___________________________________________________________________________
              (Registrant's telephone number, including area code)


                                Not Applicable
___________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



Item 4.  Changes in Registrant's Certifying Accountant
______________________________________________________

   On July 23, 2004, the Board of Directors of Peoples Community
Bancorp, Inc. (the "Company") appointed BKD, LLP as its independent auditors for the year ending September 30, 2004. The appointment was recommended to the Board of Directors by the Company's Audit
Committee.

     During the years ended September 30, 2003 and September 30, 2002 and through July 23, 2004 the Company has not consulted BKD, LLP regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any other matters that would be required to be reported herein.


















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.



Date: July 30, 2004                By: /s/ Jerry D. Williams
                                       _____________________________________
                                       Jerry D. Williams
                                       President and Chief Executive Officer































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